UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 14, 2007
WRIGHT MEDICAL GROUP, INC.
(Exact name of registrant as specified in charter)

Delaware	000-32883	13-4088127
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

5677 Airline Road, Arlington, Tennessee	38002
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (901) 867-9971
    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05 Costs Associated with Exit or Disposal Activities.
On June 14, 2007, we issued a press release announcing that, after completing a review of our worldwide operations, we are planning to close our manufacturing, distribution and administrative facility located in Toulon, France. A copy of this press release is attached as Exhibit 99.1 and incorporated herein by reference.
We have entered into discussions regarding the facility’s closure with the local staff representatives of the approximately 130 Toulon-based employees affected. Management expects that the facility closure will be completed during the next six months, with all Toulon production being transferred to our existing manufacturing facility in Arlington, Tennessee, and the majority of its distribution activities being transferred to our European headquarters in Amsterdam, The Netherlands.
Management estimates that the pre-tax restructuring costs related to the closing of the Toulon facilities will be in the range of approximately $20 million to $25 million. These charges include both cash and non-cash items such as asset impairment charges, severance and benefits costs, external legal and professional fees, and other costs. Meetings with the local staff representatives must be completed before the total amount of the restructuring expenses, timing and ongoing benefits of the targeted changes can be definitively known. This process may span several months.
This Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements reflect management’s current knowledge, assumptions, beliefs, estimates, and expectations and express management’s current views of future performance, results, and trends. We wish to caution readers that actual results might differ materially from those described in the forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, including the factors discussed in our filings with the Securities and Exchange Commission (including our annual report on Form 10-K for the year ended December 31, 2006, under the heading, “Risk Factors” and in our quarterly reports), which could cause our actual results to materially differ from those described in the forward-looking statements. Although we believe that the forward-looking statements are accurate, there can be no assurance that any forward-looking statement will prove to be accurate. A forward-looking statement should not be regarded as a representation by us that the results described therein will be achieved. We wish to caution readers not to place undue reliance on any forward-looking statement. The forward-looking statements are made as of the filing date of this Form 8-K. We assume no obligation to update any forward-looking statement after this date.
Item 2.06 Material Impairments.
The information provided in Item 2.05 is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit
Number	Description

99.1	Press release issued by Wright Medical Group, Inc. on June 14, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
     Date: June 14, 2007

WRIGHT MEDICAL GROUP, INC.
By:	/s/ Gary D. Henley
Gary D. Henley
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press release issued by Wright Medical Group, Inc. on June 14, 2007.